UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of report (Date of earliest event reported): August 5, 2005 (August 5,
2005)

                         AMERICAN RETIREMENT CORPORATION
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               (Exact Name of Registrant as Specified in Charter)

           Tennessee                        01-13031              62-1674303
--------------------------------    ---------------------    -------------------
 (State or Other Jurisdiction             (Commission          (I.R.S. Employer
       of Incorporation)                  File Number)       Identification No.)

       111 Westwood Place, Suite 200
            Brentwood, Tennessee                                   37027
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  (Address of Principal Executive Offices)                      (Zip Code)

                                 (615) 221-2250
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.  Regulation FD Disclosure

     Furnished herewith as Exhibit 99.1 is certain unaudited financial information for American Retirement Corporation for each of the quarters in the fiscal years ended December 31, 2003 and December 31, 2004. The quarterly financial information for fiscal 2003 and fiscal 2004 has been restated to conform to the previously restated annual financial statements included in the Company's Annual Report on Form 10-K/A for the fiscal year ended December 31, 2004, which was filed on June 10, 2005. See Note 2 to the Notes to Consolidated Financial Statements included in the Company's Annual Report on Form 10-K/A for the fiscal year ended December 31, 2004 for a discussion of the nature of the restatement. Certain reclassifications have been made to the prior year amounts to conform to the current year presentation.

Item 9.01.  Financial Statements and Exhibits

     (c)  Exhibits.

              99.1         Unaudited Quarterly Financial Information


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


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                      AMERICAN RETIREMENT CORPORATION


                                      By: /s/ Bryan D. Richardson
                                          --------------------------------------
                                          Bryan D. Richardson
                                          Executive Vice President - Finance and
                                          Chief Financial Officer

Date:  August 9, 2005


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


                                  EXHIBIT INDEX


     Exhibit
     Number                Description
     ------                -----------

      99.1                 Unaudited Quarterly Financial Information